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                         EXHIBIT 32.1


                   CERTIFICATION PURSUANT TO:
                     18 U.S.C. SECTION 1350
                     AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Omagine Inc. on Form 10-Q/A for the period ended March 31, 2008 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Omagine, Inc.


/s/ Frank J. Drohan
--------------------
Frank J. Drohan
Chief Executive & Financial Officer


March 4, 2009


The originally executed copy of this certification will be maintained at the Registrant's offices and will be made available for inspection upon request.